MAKING THE MOST OF IT 3Q14 Earnings Conference Call Supplemental Presentation October 22, 2014 Exhibit 99.2

Safe Harbor And Legend

To the extent that statements in this press release and the accompanying PowerPoint presentation relate to future plans, objectives, financial results or performance of IBERIABANK Corporation, these statements are deemed to be forward-looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995. Such statements, which are based on management’s current information, estimates and assumptions and the current economic environment, are generally identified by the use of the words “plan”, “believe”, “expect”, “intend”, “anticipate”, “estimate”, “project” or similar expressions. The
Company’s actual strategies, results and financial condition in future periods may differ materially from those currently expected due to various risks and uncertainties. Forward-looking statements are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results or financial condition to differ materially from those expressed in or implied by such statements.
Consequently, no forward-looking statement can be guaranteed.
In connection with the proposed merger with Florida Bank Group, Inc., IBERIABANK Corporation intends to file a Registration Statement on Form S-4 that will contain a proxy statement / prospectus.
INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE PROXY
STATEMENT / PROSPECTUS REGARDING THE PROPOSED TRANSACTION, BECAUSE IT
CONTAINS IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the proxy statement / prospectus and other documents containing information about IBERIABANK
Corporation and  Florida Bank Group, Inc., without charge, at the SEC’s website at http://www.sec.gov.
Copies of the proxy statement / prospectus and the SEC filings that will be incorporated by reference in the proxy statement / prospectus may also be obtained for free from the IBERIABANK Corporation website, www.iberiabank.com, under the heading “Investor Information”.
This communication is not a solicitation of any vote or approval, is not an offer to purchase shares of common stock of Florida Bank Group, Inc., nor is it an offer to sell shares of IBERIABANK Corporation common stock which may be issued in the proposed merger.  The issuance of IBERIABANK Corporation common stock in any proposed merger would have to be registered under the Securities Act of 1933, as amended, and such IBERIABANK Corporation common stock would be offered only by means of a prospectus complying with the Act.

•
Reported EPS of $0.89 and non-GAAP operating EPS of $1.00
•
Tax equivalent net interest income increased $12.0 million, or 11% from 2Q14, while average earning assets increased $1.3 billion, or 10%
•
Acquisition of Florida Bank Group, Inc. announced on October 3, 2014 – anticipate closing the transaction in the first quarter of 2015
•
Branch and systems conversion of First Private Bank completed over the weekend of
September 6-7, 2014
•
Legacy loan growth:
•
Legacy deposit growth:
•
Net interest margin decreased one bp to 3.47% from June 30, 2014, due mainly to a one bp increase in the yield on earning assets offset by a three bp increase in cost of funds -- within previously disclosed guidance range of 3.45% to 3.50%
•
Operating tangible efficiency ratio improved from 68.3% to 66.4%
•
Tax-equivalent operating revenues increased $9.1 million, or 6%, on a linked quarter basis while operating expenses increased $3.4 million, or 3%, resulting in improved operating leverage
Overview
Introductory Comments
$348 million since June 30, 2014 (+16% annualized), including $146 million of Commercial and $202 million of Small Business and Consumer
Growth in the loan portfolio was balanced with 58% Retail and Small
Business and 42% Commercial
$397 million since June 30, 2014 (+13% annualized)
$110 million increase in non-interest bearing deposits (+14% annualized)

4 Overview Non-Interest Income – 3Q14 Components • Operating non-interest income decreased $2.9 million, or -6%, on a linked quarter basis

•
Non-operating
non-interest
expense of $6.4
million before-tax,
or $4.2 million
after-tax or $0.12
per share
•
Operating non-
interest expense
increased $3.4
million, or 3%, on
a linked-quarter
basis
•
$1.7 million of the
operating expense
increase was due
to the full quarter
impact of Teche
and First Private
Overview
Non-Interest Expense – 3Q14 Components

Overview
Small Business and Retail – 3Q14 Progress
Excludes acquired loans and deposits
•
Small Business loan growth of $87 million, or +12%, on a linked-quarter basis
•
Indirect loan growth of $3 million, or +1%, on a linked-quarter basis
•
Consumer Direct & Mortgage loan growth of $128 million, or +7%, on a linked quarter basis
•
Credit Card loan growth of $3 million, or +5%, on a linked quarter basis
•
Checking account growth:
•
Small Business checking accounts increased 13% year-over-year and an annualized 9% on a linked quarter basis
•
Consumer checking accounts increased slightly year-over-year but decreased an annualized 6% on a linked quarter basis due to
expected attrition from recently converted Teche portfolio
•
Continued focus on productivity and efficiency of the delivery network –
opened one branch in 3Q14, did not close any branches in 3Q14, and two additional branch openings targeted by year-end 2014
•
Acceptance and usage of digital delivery continues to increase among our client base

Overview
Non-Interest Bearing Deposits
% of Total
Deposits
•
$110 million of
incremental non-
interest-bearing
deposit growth or +4%
(+14% annualized) in
3Q14
•
Top 3Q14 non-
interest-bearing
deposit growth
markets include
Houston, Baton
Rouge, New Orleans,
Birmingham and
Sarasota
Non-interest-bearing deposits at period-end
$ in billions

8 Overview Non-Performing Assets Trends $ in millions NPA determination based on regulatory guidance for Acquired portfolios 3Q14 includes $13 million of Bank-related properties reclassified to OREO

Overview
Legacy Portfolio
Asset Quality Summary
(Excludes FDIC covered assets and all acquired loans)
($ thousands) 9/30/2013 6/30/2014 9/30/2014
Non-accrual Loans 43,838 $   34,187 $   38,060 $   -13% 11%
OREO
30,607 34,794 23,477 -23% -33%
Accruing Loans 90+ Days Past Due
1,418 20 4
-100% -78%
Non-performing Assets 75,863 69,001 61,542 -19% -11%
Note: NPAs excluding Former Bank Properties 65,345 50,415 48,808 -25% -3%
Past Due Loans
57,662 48,189 50,505 -12% 5%
Classified Loans 78,059 67,796 67,462 -14% 0%
Non-performing Assets/Assets 0.66% 0.53% 0.46% (20) bps (7) bps
NPAs/(Loans + OREO)
0.98% 0.78% 0.67% (31) bps (11) bps
Classified Assets/Total Assets
0.66% 0.52% 0.50% (16) bps (2) bps
(Past Dues & Nonaccruals)/Loans
0.75% 0.55% 0.55% (20) bps 0 bps
Provision For Loan Losses 2,868 $     3,004 $     4,022 $     40% 34%
Net Charge-Offs/(Recoveries)
303 759 2,131 604% 181%
Provision Less Net Charge-Offs
2,565 $     2,245 $     1,891 $     -26% -16%
Net Charge-Offs/Average Loans 0.02% 0.04% 0.09%
7 bps 5 bps
Allowance For Loan Losses/Loans 0.83%
0.80%
0.79% (4) bps (1) bps
Allowance For Credit Losses/Loans 0.99%
0.93%
0.92% (7) bps (1) bps
For Quarter Ended: % or Basis Point Change
Year/Year Qtr/Qtr
•
NPAs equated to
0.46% of total assets,
down 7 bps compared
to 2Q14.  Includes
$13 million of bank-
related properties
•
$67 million in
classified assets
(down $0.3 million
from 2Q14)
•
Legacy net charge-
offs of $2.1 million, or
an annualized rate of
0.09% of average
loans
•
$4 million provision
for legacy franchise in
3Q14

Overview
Allowance Coverage To NPAs – Legacy IBKC
•
3Q14 Allowance for
loan losses of $72.5
million
•
3Q14 Reserve for
unfunded lending
commitments of $12.1
million
•
Legacy NPAs of $61.5
million; including
approximately $13
million of OREO bank-
related properties
•
Excluding former bank-
related properties,
ACL/NPAs equals
173.4%
Excludes all covered and acquired assets

Overview
Capital Ratios
•
Change in Tier 1
Leverage ratio due to
impact of acquisitions on
average total assets
used in calculations
Estimated Future Impacts:
•
Anticipated 50% phase-
out of trust preferred
securities beginning in
2015
•
Expiration of loss share
coverage on three FDIC-
assisted transactions
• Commencing in 2015, the Company will experience a 50% phase-out of Tier 1 capital treatment for its trust preferred securities with no commensurate change in total regulatory capital
• In addition, by year-end 2014, the Company will experience the expiration of FDIC loss share protection on non-single family loans associated with three FDIC–assisted transactions
Q2 2014 Q3 2014
Well
Capitalized
Minimum
Tier 1 Leverage 10.03% 9.22% (81)      bps 5.00%
Tier 1 Risk Based 11.23% 11.23% 0          bps 6.00%
Tier 1 Common Risk Based 10.33% 10.34% 1          bps 3.00%
Total Risk Based 12.43% 12.42% (1)         bps 10.00%
Tangible Common Equity / Tangible Assets 8.46% 8.47% 1          bps N/A
IBERIABANK Corporation Capital Ratios Change
• The decline in Tier 1 leverage ratio in 3Q14 was due to the manner in which the leverage ratio is calculated using capital in the numerator at period-end and average total assets in the denominator
Estimated Proforma Impact on 3Q 2014 Capital Ratios
Phase out of Trust Preferred Securites (50% Phase Out) (36) bps (45) bps - bps
End of Loss Share - certain covered assets - bps (14) bps (17) bps
Total Impact (36) bps (59) bps (17) bps
Total Risk Based Tier 1 Risk Based Tier 1 Leverage

12 Acquisition Update

Florida Bank
Group, Inc.

• Announced October 3, 2014
• In market and new-market acquisition of a Florida-based
commercial bank based in Tampa, Florida
• Adds 13 branches in Florida – eight offices in Tampa, three in
Jacksonville, one in Sarasota and one in Tallahassee
As of September 30, 2014:
• Total Loans: $324 million
• Total Assets: $518 million
• Total Deposits: $393 million
• Total Equity:  $37 million common stock and $25
million in convertible preferred equity
• Combination cash and common stock with aggregate cash
consideration not to exceed 50% of total consideration
• $7.81 in cash per Florida Bank Group common share, and
• Fixed exchange ratio of 0.149 of a share of IBKC common
stock for each Florida Bank Group share within price collars and floating exchange ratios outside of the collars
(1)
,
• $87 million(1) for common stock outstanding based on IBKC
closing price of $62.61 on October 2, 2014
• $17.14 per Florida Bank Group share outstanding
(1)
• $3.5 million in cash liquidation value of options
• Neutral to 2015 EPS and accretive thereafter
• Slightly dilutive to TVBS (less than 1%)
• IRR in excess of 20%
•
Price / Total Book: 142% 126%
•
Price / Tangible Book: 142% 126%
(1) If the weighted average trading price of IBERIABANK common stock were to go below $56.79 per share, or to exceed
$76.83 per share, over a specified period, the value of the common stock portion of the transaction would become fixed and the exchange ratio would float
(2) Assumes the impact of cash liquidation for options, reversal of $23.4 million of deferred tax asset valuation allowance, credit loss assumptions, interest rate adjustments and fair value marks to facilities
Common and
Preferred
With All Other
Adjustments (2)

•
Gross loss estimate of $6.6 million on a pre-tax basis
(2% of gross loan portfolio)
•
Loss estimate is less than current allowance for loan
losses of $8.0 million
•
Neutral to 2015 EPS and accretive thereafter
•
Tangible book value dilution of less than 1% excluding one-time acquisition and conversion related costs on a pro forma basis at June 30, 2014
•
Tangible book value breakeven, including one-time acquisition and conversion related costs, in approximately two years
•
Strong pro forma capital ratios:
•
Tangible common equity ratio  = 8.4%
•
Total risk based capital ratio = 12.6%
•
Internal rate of return over 20%; well in excess of our cost of capital
Conservative
Financial
Assumptions
Attractive
Financial
Impact
Other Marks:
Cost Savings:
Merger Related Costs:
•
Aggregate negative $1.2 million in other marks, including
securities portfolio, loan rate, allowance for loss reversal,
OREO, fixed assets, FHLB marks
•
Annual run-rate cost savings of approximately $5 million
on a pre-tax basis
•
Represents approximately  31% of Florida Bank’s
anticipated 2014 non-interest expenses
•
Savings expected to be achieved within six months
of closing
•
Approximately $20 million on a pre-tax basis
Credit Mark:
Florida Bank Group, Inc.
Financial Assumptions & Impact

15 Seasonal Influences

Seasonal Influences
Quarterly Organic Loan Growth
•
First quarter of each year tends to
exhibit slower loan growth than other
quarters
•
3Q14 organic loan growth of $348
million, down $34 million, or 10%,
compared to 2Q14 growth

Seasonal Influences
Mortgage Income
•
Mortgage 3Q14 Non-Interest Income of $12.8
million is $5.1 million lower than 2Q14 driven by
•
$7.0 million lower market value adjustment
gains (-$4.5 million recognized in 3Q14 versus
+$2.5 million in 2Q14)
•
$1.8 million higher gains on increased sales
volume (+24%) and higher sales margins (+6%)
•
$62,000 higher servicing income
•
Loan originations were up $20 million in 3Q14 to
$456 million from $436 million in 2Q14 (+5%)
•
The Pipeline plus Loans HFS at September 30th
was 11% lower than at June 30, 2014

Seasonal Influences
Weekly Locked Mortgage Pipeline Trends
•
Significant pipeline
declines in winter
months
•
Seasonal rebound
commences at the
start of each year
through spring
months into early
summer
•
Most recent decline
was 40% since
start of October
2013
•
2014 trending is
consistent with
prior years
•
Weekly locked
pipeline was $194
million at October
10, 2014, up 8%
since September
30, 2014

Seasonal Influences
Capital Markets and Wealth Management
•
ICP revenues of  $2.7
million, or -9%,
compared to 2Q14
•
IWA revenues of $1.5
million, or -4%,
compared to 2Q14
•
IFS revenues of $2.6
million, or +4%,
compared to 2Q14
•
ICP currently
provides research
coverage on 77 public
energy companies
•
IWA assets under
management
increased  $5 million
to $1.2 billion on
September 30, 2014,

20 Seasonal Influences Payroll Taxes and Retirement Contributions 3Q14 includes full quarter of Teche and First Private results

Seasonal Influences Checking NSF Related Charges 3Q14 includes full quarter of Teche and First Private results 21

Appendix 22

Appendix
Performance Metrics – Quarterly Trends
•
Average earning
assets up $1.3
billion (+10%)
•
T/E net interest
income up $12
million (+11%)
•
Provision for loan
losses of $6 million:
•
Legacy net charge-
offs: $2.1 million
(0.09% annualized
rate)
•
Covered and
acquired net
charge offs: $0.1
million (0.02%
annualized rate)
•
Legacy provision
for loan losses:
$4.0 million
9/30/2013 12/31/2013 3/31/2014 6/30/2014 9/30/2014
Net Income ($ in thousands) 23,192 $  25,604 $    22,395 $  18,548 $  29,744 $  60%
Per Share Data:
Fully Diluted Earnings 0.78 $       0.86 $         0.75 $       0.60 $       0.89 $       48%
Operating Earnings (Non-GAAP) 0.83 0.87 0.73 0.96 1.00 4%
Pre-provision Operating Earnings  (Non-GAAP) 0.89 0.97 0.78 1.06 1.11 5%
Tangible Book Value 37.00 37.17 37.59 37.41 37.91 1%
Key Ratios:
Return on Average Assets 0.71% 0.77% 0.68% 0.53% 0.76% 23 bps
Return on Average Common Equity 6.08% 6.62% 5.83% 4.56% 6.52% 196 bps
Return on Average Tangible Common Equity (Non-GAAP) 8.74% 9.43% 8.36% 6.62% 9.68% 306 bps
Net Interest Margin (TE)
(1)
3.37% 3.52% 3.54% 3.48% 3.47% (1) bps
Tangible Operating Efficiency Ratio (TE)
(1)
(Non-GAAP) 73.0% 69.9% 73.6% 68.3% 66.4% (182) bps
Tangible Common Equity Ratio (Non-GAAP) 8.64% 8.55% 8.61% 8.46% 8.47% 1 bps
Tier 1 Leverage Ratio 9.65% 9.70% 9.61% 10.03% 9.22% (81) bps
Tier 1 Common Ratio (Non-GAAP) 10.95% 10.55% 10.44% 10.33% 10.34% 1 bps
Total Risk Based Capital Ratio 13.28% 12.82% 12.69% 12.43% 12.42% (1) bps
Net Charge-Offs to Average Loans
(2)
0.02% 0.07% 0.05% 0.04% 0.09% 5 bps
Non-performing Assets to Total Assets
(2)
0.66% 0.61% 0.49% 0.53% 0.46% (7) bps
(1)
Fully taxable equivalent basis.
(2)
Excluding FDIC Covered Assets and Acquired Assets.
For Quarter Ended:
Linked Quarter
%/Basis Point
Change

Appendix
Non-Interest Income Trends
•
Deposit service charge income increased $2.0 million or 24%
•
ATM/Debit card fee income increased $0.4 million or 12%
•
Title revenue increased $0.3 million, or 6%
•
Mortgage income decreased $5.1 million or 29%
•
Decreased broker commissions income of $0.2 million or -3%
•
Gains on sale of investments increased $0.6 million
3Q14 originations up 5% from 2Q14
Refinancings were 25% of production,
up from 13% in 2Q14
Sales up 24% in 3Q14
Margins 6% higher in 3Q14
Pipeline of $170 million at quarter-end,
down 6% as compared to June 30,
2014.  At October 10, 2014, the locked
pipeline was $194 million or +8% over
September 30, 2014
Non-interest Income ($000s) 3Q13 4Q13 1Q14 2Q14 3Q14 $ Change % Change
Service Charges on Deposit Accounts 7,512 $       7,455 $       7,012 $       8,203 $       10,205 $    2,002 $       24%
ATM / Debit Card Fee Income 2,476          2,493          2,467          2,937          3,287          350             12%
BOLI Proceeds and CSV Income 908             900             934             934             1,047          113             12%
Mortgage Income 15,202        12,356        10,133        17,957        12,814        (5,143)         -29%
Title Revenue 5,482          4,327          4,167          5,262          5,577          315             6%
Broker Commissions 3,950          4,986          4,048          5,479          5,297          (182)            -3%
Other Noninterest Income 7,720          6,179          5,129          7,182          6,854          (328)            -5%
Noninterest income excluding non-operating income 43,250        38,696        33,890        47,954        45,081        (2,873)         -6%
Gain (Loss) on Sale of Investments, Net 13               19               19               8                  582             574             6797%
Other Non-operating income -              -              1,772          1                  -              (1)                 -100%
Total Non-interest Income 43,263 $    38,715 $    35,681 $    47,963 $    45,663 $    (2,300) $      -5%
3Q14 vs. 2Q14
3Q14 includes full quarter of Teche and First Private results

Appendix
Non-Interest Expense Trends
•
Non-interest expenses excluding non-operating items up
$3.4 million, or 3%, as compared to 2Q14
•
Total expenses down $7.3 million, or -6%, in 3Q14
•
Severance expense down $4.2 million, mostly related to
Teche acquisition
•
Impairment of long-lived assets up $3.0 million
•
Merger-related expense decreased $8.7 million
•
Operating Tangible Efficiency Ratio of 66.4%, down 190 bps
Linked quarter increases/decreases of:
2Q14 includes one month of Teche results
Non-interest Expense ($000s) 3Q13 4Q13 1Q14 2Q14 3Q14 $ Change % Change
Mortgage Commissions 4,238 $       3,169 $       2,215 $       3,481 $       3,912 $       431 $          12%
Hospitalization Expense 4,303          3,899          3,944          3,661          4,611          950             26%
Other Salaries and Benefits 50,140        52,108        53,582        55,921        54,898        (1,023)         -2%
Salaries and Employee Benefits 58,681 $    59,176 $    59,741 $    63,063 $    63,421 $    358 $          1%
Credit/Loan Related 5,248          2,776          3,560          3,093          4,569          1,476          48%
Occupancy and Equipment 13,863        13,971        13,775        13,918        14,580        662             5%
Amortization of Acquisition Intangibles 1,179          1,177          1,218          1,244          1,493          249             20%
All Other Non-interest Expense 26,933        25,328        27,328        28,913        29,602        689             2%
Nonint. Exp. (Ex-Non-Operating Exp.) 105,904 $  102,428 $  105,622 $  110,231 $  113,666 $  3,435 $       3%
Severance 554             216             119             5,466          1,226          (4,240)         -78%
Occupancy and Branch Closure Costs 594             -              17               14               -              (14)              -100%
Storm-related expenses -              -              184             4                  1                  (3)                -78%
Impairment of Long-lived Assets, net of gains on sales 977             (225)            541             1,241          4,213          2,972          239%
Provision for FDIC clawback liability 667             -              -              -              (797)            (797)            100%
Debt Prepayment -              -              -              -              -              -              0%
Termination of Debit Card Rewards Program -              (311)            (22)              -              -              -              0%
Consulting and Professional (630)            -              -              -              -              -              0%
Merger-Related Expenses 85               566             967             10,419        1,752          (8,667)         -83%
Total Non-interest Expense 108,152 $  102,674 $  107,428 $  127,375 $  120,060 $  (7,315) $     -6%
Tangible Efficiency Ratio - excl Nonop-Exp 73.0% 69.9% 73.6% 68.3% 66.4%
3Q14 vs. 2Q14
Salary and benefits expense $0.4 mil
Credit/Loan related expense 1.5
Hospitalization expense 1.0
Other incentives 1.6
Increased due to the timing and consummation of Teche
and First Private added approximately $1.7 million in
operating expenses in 3Q14

Appendix
Deposits Costs
•
Our deposit
costs declined
greater than
peers
•
A portion of the
lower costs were
due to improved
mix of deposits
•
Non-interest-
bearing deposits
grew from 11%
of total deposits
in 2010 to 26%
of total deposits
in 3Q14

Appendix
Loan Growth Since Year-End 2008
December 31, 2008
$3.7 Billion
September 30, 2014
$11.1 Billion
Acquired loans, net of discount +$4.0 billion
Acquired loan pay downs ($2.1 billion)
Legacy loan growth +$5.4 billion
Total net growth +$7.3 billion

Appendix
Loan Growth
Legacy Loan Growth
$ in millions
The FDIC
covered loan
portfolio declined
69%, or $1.2
billion (14%
annualized rate)
$5.1 billion, or
+123% (+26%
annualized)
Since YE 2009:
$3.8 billion, or
+71% (+26%
annualized)
Since YE 2011:
$348 million, or
+4% (+16%
annualized)
3
rd
Quarter 2014:

Appendix
Loan Originations 3Q14 –Top Markets
$ in millions
•
$1.2 billion in total
funded loans and
unfunded loan
commitments
originated in 3Q14
•
Significant growth in
Houston, New
Orleans, Lafayette,
Birmingham, and
Baton Rouge
•
Continued growth in
other markets in which
we have invested
heavily
Loan commitments and originations include renewals

30 Appendix Deposit Growth Since Year-End 2008 December 31, 2008 $4.0 Billion September 30, 2014 $12.4 Billion • $8.4 billion growth in total deposits or +210% (+36% annualized)

Excludes acquired deposits
Appendix
Deposit Growth
$ in millions
•
Increase of $397
million, or 3% in
3Q14 (+13%
Annualized)
•
$110 million (+4%)
growth in NIB
deposits for 3Q14
Total Deposit Growth
Very strong
transaction account
growth in 4Q12

Appendix
Market Highlights For 3Q14
•
Competitive pressure remains strong for high quality commercial and business banking clients in terms of both pricing and structure
•
Houston, New Orleans, Baton Rouge, Birmingham, and Huntsville
showed strong commercial loan originations
•
Total commitments originated during 3Q14 of $1.2 billion with 34%
fixed rate and 66% floating rate
•
Commercial loans originated and funded in 3Q14 totaled $445 million with a mix of 23% fixed and 77% floating ($775 million in commercial loan commitments during the quarter)
•
Strong commercial pipeline in excess of $629 million at quarter-end
•
Small Business loan growth of $66 million, or +6%, on a linked-quarter basis
•
Period-end core deposit increase of $307 million, with non-interest bearing deposits up $110 million (up $309 million linked quarter growth on an average balance basis) – mainly as a result of the Teche and First Private acquisitions

Appendix
Asset Quality Portfolio Trends
     ($thousands)
Non-accruals
341,691 $    208,673 $    195,680 $
-43% -6%
OREO & Foreclosed
128,987       84,479         63,386
-51% -25%
90+ Days Past Due
10,844         1,095           190
-98% -83%
  Non-performing Assets
481,522 $    294,247 $    259,256 $
-46% -12%
NPAs/Assets
3.66% 1.92% 1.67%
(199)      bps (25)         bps
NPAs/(Loans + OREO)
5.25% 2.68% 2.32%
(293)      bps (36)         bps
LLR/Loans
1.64% 1.23% 1.21%
(43)         bps (2)           bps
ACL/Loans
1.77% 1.33% 1.32%
(45)         bps (1)           bps
Net Charge-Offs/Loans
0.01% 0.03% 0.08%
7             bps 5             bps
Past Dues:
30-89 Days Past Due
26,445 $      31,875 $      23,784 $
-10% -25%
90+ days Past Due
10,844         1,095           190
-98% -83%
Non-accual Loans
341,691       208,673       195,680
-43% -6%
Total 30+ Past Dues
378,979 $    241,642 $    219,654 $
-42% -9%
% Loans
4.19% 2.22% 1.98%
(221)      bps (24)         bps
Total Portfolio % or Basis Point Change
3Q13 2Q14 3Q14 Year/Year Qtr/Qtr

Appendix
Non-Operating Items (Non-GAAP)
Non-operating adjustments equal to $5.8 million pre-tax or $0.11 EPS after-tax:
•
3Q14 Merger related expense of $1.8 million pre-tax or $0.04 EPS after-tax
•
3Q14 Severance expense of $1.2 million pre-tax or $0.02 EPS after-tax
•
Net impairment expense of $4.2 million pre-tax or $0.08 EPS after-tax
•
Reversal of provisioning for FDIC clawback liability of $0.7 million pre-tax or $0.02 after tax
Pre-tax After-tax
(2)
Per share Pre-tax After-tax
(2)
Per share Pre-tax After-tax
(2)
Per share
Net Income (Loss) (GAAP) 30,549 $      23,192 $      0.78 $          24,819 $      18,548 $      0.60 $          40,930 $      29,744 $      0.89 $
Non-interest income adjustments
Gain on sale of investments and other non-interest income (13) (8) (0.00) (9) (6) (0.00) (582) (378) (0.01)
Non-interest expense adjustments
Merger-related expenses 85 55 0.00 10,419 6,840 0.22 1,752 1,139 0.04
Severance expenses 554 360 0.01 5,466 3,553 0.11 1,226 797 0.02
(Gain) Loss on sale of long-lived assets, net of impairment 977 635 0.02 1,241 807 0.03 4,213 2,738 0.08
(Reversal of) Provision for FDIC clawback liability 667 434 0.01 - - - (797) (518) (0.02)
Other non-operating non-interest expense (36) (23) (0.00) 18 12 0.00 1 1 (0.00)
Operating earnings (Non-GAAP)
(3)
32,783 24,644 0.83 41,954 29,754 0.96 46,743 33,523 1.00
Covered and acquired impaired (reversal of) provision for loan losses (854) (555) (0.02) 1,744 1,134 0.04 1,692 1,100 0.03
Other (reversal of) provision for loan losses 2,868 1,864 0.07 3,004 1,953 0.06 4,022 2,614 0.08
Pre-provision operating earnings (Non-GAAP)
(3)
34,797 $      25,954 $      0.89 $          46,702 $      32,841 $      1.06 $          52,457 $      37,237 $      1.11 $
(1) Per share amounts may not appear to foot due to rounding.
(2) After-tax amounts estimated based on a 35% marginal tax rate.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(1)
(dollars in thousands)
For The Quarter Ended
September 30, 2013 June 30, 2014 September 30, 2014
Dollar Amount Dollar Amount Dollar Amount

•
Investment yield
decreased 4 bps
•
Non-covered loan yield
increased 7 bps from
2Q14
•
Net covered loan yield
decreased 9 bps
•
Average non-interest-
bearing deposits up $309
million (+11% linked
quarter basis)
•
Interest-bearing deposit
costs increased 5 bps
•
Margin declined 1 bps to
3.47%
Appendix
Performance Metrics – Yields and Costs
6/30/2014 9/30/2014
Investment Securities 2.24% 2.20% (4) bps
Covered Loans, net of loss share receivable 3.16% 3.07% (9) bps
Non-covered Loans 4.30% 4.37% 7 bps
Loans & Loss Share Receivable 4.22% 4.29% 7 bps
Mortgage Loans Held For Sale 4.21% 3.84% (37) bps
Other Earning Assets 0.82% 0.60% (22) bps
Total Earning Assets 3.80% 3.81% 1 bps
Interest-bearing Deposits 0.35% 0.40% 5 bps
Short-Term Borrowings 0.16% 0.17% 1 bps
Long-Term Borrowings 3.34% 2.75% (59) bps
Total Interest-bearing Liabilities 0.43% 0.46% 3 bps
Net Interest Spread 3.38% 3.36% (2) bps
Net Interest Margin 3.48% 3.47% (1) bps
(1)
Earning asset yields are shown on a fully taxable-equivalent basis.
For Quarter Ended: Linked Quarter
Basis Point
Change

Appendix
Non-GAAP Cash Margin
• Adjustments represent accounting
impacts of purchase discounts on
acquired loans and related accretion
as well as the I/A and related
amortization on the covered portfolio
Balances as
Reported Adjustments As Adjusted
3Q13
Average Balance 11,674,648     (199,543.31)    11,475,104
Income 97,452           101                97,554
Rate 3.37% -0.01% 3.35%
4Q13
Average Balance 11,853,895     (192,574.05)    11,661,322
Income 103,438          (2,061)            101,377
Rate 3.52% -0.02% 3.49%
1Q14
Average Balance 12,088,182     (171,440.32)    11,916,741
Income 104,408          (2,517)            101,890
Rate 3.54% -0.10% 3.44%
2Q14
Average Balance 12,693,217     (156,606)         12,536,611
Income 108,979          687                109,665
Rate 3.48% 0.01% 3.49%
3Q14
Average Balance 13,990,968     (157,213)         13,833,755
Income 121,041          (3,544)            117,497
Rate 3.47% -0.12% 3.35%

Appendix
Expected Quarterly Re-pricing Schedule
$ in millions
Note:  Amounts exclude re-pricing of assets and liabilities from prior quarters
Excludes FDIC loans and receivable, non-accrual loans and market value adjustments
4Q14 1Q15 2Q15 3Q15 4Q15
Cash Equivalents Balance 481.1 $       - $          - $          - $          - $
Rate 0.69% 0.00% 0.00% 0.00% 0.00%
Investments Balance 68.6 $        60.9 $        77.1 $        84.1 $        82.9 $
Rate 3.02% 2.97% 2.92% 2.75% 2.82%
Fixed Rate Loans Balance 200.2 $       145.0 $       158.9 $       177.3 $       150.6 $
Rate 4.94% 4.95% 5.05% 4.96% 4.91%
Variable Rate Loans Balance 4,840.3 $    35.4 $        40.4 $        44.4 $        17.5 $
Rate 3.28% 3.02% 3.11% 3.54% 3.36%
Held for Sale Loans Balance 148.5 $       - $          - $          - $          - $
Rate 3.52% 0.00% 0.00% 0.00% 0.00%
Time Deposits Balance 702.8 $       314.2 $       321.9 $       256.4 $       104.6 $
Rate 0.38% 0.62% 0.70% 0.80% 0.84%
Repos/ST Debt Balance 504.8 $       180.0 $       125.0 $       - $          - $
Rate 0.15% 0.19% 0.20% 0.00% 0.00%
Borrowed Funds Balance 126.5 $       2.1 $          10.1 $        3.3 $          1.9 $
Rate 3.11% 3.20% 3.49% 3.95% 3.60%

Appendix
Interest Rate Risk Simulation
Source: Bancware model, as of September 30, 2014
* Assumes instantaneous and parallel shift in interest rates based on static balance sheet
•
Asset sensitive from an interest rate risk position
•
The degree of asset sensitivity is a function of the reaction of competitors to changes in deposit pricing
•
Forward curve has a positive impact over 12 months
Base Blue Forward
Change In:
-200 bp* -100 bp* Case +100 bp* +200 bp* Chip Curve
Net Interest
Income -4.6% -2.0% 0.0% 4.9% 9.8% 1.1% 1.0%
Economic
Value of
Equity
-12.1% -17.7% 0.0% 2.7% 7.8% -0.1% -0.1%

Appendix
Performance Compared To Peers Since Year-End 1999
Measurement
Measure Period
Total Asset Growth Period-End CAGR 6.8% 9.4% 16.4%
Return on Average Assets Annual Average 0.46% 0.98% 0.98%
Return on Average Tangible Common Equity Annual Average 7.30% 14.16% 15.44%
Nonperforming Assets-to-Total Assets Average of Year-Ends 1.65% 1.12% 0.59%
Net Charge-Offs-to-Average Loans Annual Average 0.48% 0.56% 0.25%
Operating EPS Growth Annual Average 18.1% 15.7% 19.5%
Tangible Book Value Per Share Growth
(3)
Period-End CAGR 3.8% 6.6% 10.5%
Cumulative Shareholder Return
(4)
Period-End Growth 139.9% 233.6% 690.3%
(1)
U.S. publicly-traded bank holding companies at year-end 2013.  Does not include entities that failed or were acquired.
(2)
U.S. publicly-traded bank holding companies at year-end 2013 with total assets between $10 billion and $30 billion.
Does not include entities that failed or were acquired.
(3)
Excludes bank holding companies with tangible book value per share less than zero at 12/31/13.
(4)
Assuming common stock price appreciation and the reinvestment of dividends since year-end 1999.
Average Over Period 2000-2013
BHC Peers
(2)
U.S. Publicly-
Traded BHCs
(1)
Publicly-Traded IBERIABANK
Corporation

Appendix
Expected Amortization
Projected average balance includes the balance of the IA
2.00%
3.00%
4.00%
5.00%
6.00%
7.00%
8.00%
$0
$300
$600
$900
$1,200
$1,500
Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015
Projected Average Balances and Net Yields
Projected Average Balance Projected Net Yield
$ in Millions Q1 2013 Q2 2013 Q3 2013 Q4 2013 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 2014 Q1 2015
Revenues 41.6 $       30.3 $      30.9 $    37.1 $   139.9 $    25.9 $   23.0 $       30.2 $   13.9 $        93.1 $     11.9 $
Amortization (27.7) $     (18.1) $     (22.9) $   (29.1) $ (97.8) $     (19.3) $ (17.0) $      (25.1) $  (8.7) $         (70.1) $    (4.0) $
Net covered Income 13.9 $       12.2 $      8.0 $       8.0 $     42.1 $      6.7 $     6.0 $          5.1 $      5.3 $           23.0 $     7.9 $
Balance 1,424 $    1,224 $    1,100 $  941 $    1,171 $    846 $    756 $        670 $    573 $         711 $      504 $